UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

BIOHEART, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-33718	65-0945967

(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212
Sunrise, Florida 33325

(Address of principal executive offices, including zip code)

(954) 835-1500

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On January 24, 2012, Bioheart, Inc. (the “Company”) advised RBSM LLP of its decision to replace RBSM LLP as the Company’s independent registered public accounting firm. RBSM LLP was initially engaged by the Company on February 20, 2011, for the year ended December 31, 2010.

RBSM LLP’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2010  did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report of RBSM LLP on the Company’s financial statements for fiscal year 2010 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2010, and the subsequent interim period through January 24, 2012, there were no disagreements between the Company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements of the Company for such year.

During the fiscal year ended December 31, 2010, and during the subsequent interim period through January 24, 2012, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and requested RBSM LLP to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM LLP is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On January 24, 2012  (the “Engagement Date”), the Company engaged Fiondella, Milone & LaSaracina LLP (“FML”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The engagement of FML as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with FML regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that FML concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2012

BIOHEART, INC.
By:	/s/ Mike Tomas
Mike Tomas
President and Chief Executive Officer

Exhibits

16.1	Letter from RBSM LLP